Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – 94.6%
Aerospace & Defense – 3.0%
BWX Technologies Inc	19,434	$946,630
Banks – 7.3%
Atlantic Union Bankshares Corp	33,883	742,038
Bank of Hawaii Corp	12,256	677,021
FB Financial Corp	20,492	404,102
First Horizon National Corp	66,053	532,387
		2,355,548
Chemicals – 9.1%
American Vanguard Corp	35,316	510,669
Axalta Coating Systems Ltd*	27,977	483,163
NewMarket Corp	1,681	643,605
Westlake Chemical Partners LP	45,101	666,593
WR Grace & Co	17,259	614,420
		2,918,450
Commercial Services & Supplies – 4.4%
IAA Inc*	20,776	622,449
UniFirst Corp/MA	5,120	773,581
		1,396,030
Communications Equipment – 2.5%
F5 Networks Inc*	7,467	796,206
Containers & Packaging – 1.6%
Graphic Packaging Holding Co	41,948	511,766
Electrical Equipment – 1.5%
Encore Wire Corp	11,282	473,731
Electronic Equipment, Instruments & Components – 5.6%
Avnet Inc	29,822	748,532
Fabrinet*	5,612	306,191
Littelfuse Inc	2,480	330,882
Vishay Intertechnology Inc	28,033	403,956
		1,789,561
Equity Real Estate Investment Trusts (REITs) – 13.1%
Americold Realty Trust	24,126	821,249
Equity Commonwealth	31,428	996,582
Equity LifeStyle Properties Inc	14,928	858,061
Lamar Advertising Co	12,945	663,820
STAG Industrial Inc	38,179	859,791
		4,199,503
Food & Staples Retailing – 1.0%
Casey's General Stores Inc	2,520	333,875
Food Products – 7.3%
Cal-Maine Foods Inc	13,994	615,456
Lamb Weston Holdings Inc	9,457	539,995
Nomad Foods Ltd*	47,568	882,862
Sanderson Farms Inc	2,548	314,219
		2,352,532
Gas Utilities – 3.2%
Southwest Gas Holdings Inc	14,713	1,023,436
Health Care Equipment & Supplies – 2.1%
Globus Medical Inc*	8,640	367,459
Hologic Inc*	9,000	315,900
		683,359
Hotels, Restaurants & Leisure – 1.0%
Cedar Fair LP	16,855	309,121
Insurance – 8.7%
Argo Group International Holdings Ltd	19,356	717,333
First American Financial Corp	13,750	583,138
Hanover Insurance Group Inc	10,155	919,840
Hartford Financial Services Group Inc	16,199	570,853
		2,791,164
Machinery – 1.4%
Lincoln Electric Holdings Inc	6,425	443,325
Multi-Utilities – 3.2%
Black Hills Corp	15,973	1,022,751
Oil, Gas & Consumable Fuels – 0.9%
Parsley Energy Inc	48,366	277,137
Professional Services – 1.4%
Korn Ferry	18,467	449,117

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 2.9%
Maxim Integrated Products Inc	8,484	$412,407
MKS Instruments Inc	6,277	511,262
		923,669
Software – 3.3%
CDK Global Inc	13,967	458,816
Citrix Systems Inc	4,286	606,683
		1,065,499
Textiles, Apparel & Luxury Goods – 2.4%
Levi Strauss & Co	25,895	321,875
Steven Madden Ltd	19,923	462,811
		784,686
Thrifts & Mortgage Finance – 5.8%
Washington Federal Inc	42,039	1,091,332
WSFS Financial Corp	31,230	778,252
		1,869,584
Trading Companies & Distributors – 1.9%
GATX Corp	9,782	611,962
Total Common Stocks (cost $38,937,099)		30,328,642
Repurchase Agreements – 5.6%
ING Financial Markets LLC, Joint repurchase agreement, 0.0100%, dated 3/31/20, maturing 4/1/20 to be repurchased at $1,800,001 collateralized by $1,738,512 in U.S. Treasuries 0% - 2.8750%, 4/23/20 - 8/15/45 with a value of $1,836,003 (cost $1,800,000)	$1,800,000	1,800,000
Total Investments (total cost $40,737,099) – 100.2%		32,128,642
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(62,616)
Net Assets – 100%		$32,066,026

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$31,245,780	97.3%
United Kingdom	882,862	2.7

Total	$32,128,642	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$30,328,642	$-	$-
Repurchase Agreements	-	1,800,000	-
Total Assets	$30,328,642	$1,800,000	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.